UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 26, 2019

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 26, 2019, Tenet Healthcare Corporation (“Tenet”) issued $600,000,000 in aggregate principal amount of 4.625% senior secured first lien notes due 2024 (the “2024 First Lien Notes”), $2,100,000,000 in aggregate principal amount of 4.875% senior secured first lien notes due 2026 (the “2026 First Lien Notes”) and $1,500,000,000 in aggregate principal amount of 5.125% senior secured first lien notes due 2027 (the “2027 First Lien Notes” and, together with the 2024 First Lien Notes and the 2026 First Lien Notes, the “Notes”).

The Notes were issued pursuant to an indenture, dated November 6, 2001 (the “Base Indenture”), between Tenet and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York as trustee (in such capacity, the “Trustee”), as supplemented, in respect of the 2024 First Lien Notes, by the thirty-first supplemental indenture (the “Thirty-First Supplemental Indenture” and, together with the Base Indenture, the “2024 Notes Indenture”), among Tenet, the guarantors party thereto, and the Trustee, dated August 26, 2019, as supplemented, in respect of the 2026 First Lien Notes, by the thirty-second supplemental indenture (the “Thirty-Second Supplemental Indenture” and, together with the Base Indenture, the “2026 Notes Indenture”), among Tenet, the guarantors party thereto, and the Trustee, dated August 26, 2019, and as further supplemented, in respect of the 2027 First Lien Notes, by the thirty-third supplemental indenture (the “Thirty-Third Supplemental Indenture” and, together with the Base Indenture, the “2027 Notes Indenture”; the 2027 Notes Indenture together with the 2024 Notes Indenture and the 2026 Notes Indenture, the “Indentures” and each an “Indenture”), among Tenet, the guarantors party thereto, and the Trustee, dated August 26, 2019.

Tenet intends to use the net proceeds of the sale of the Notes, after payment of fees and expenses, together with cash on hand and/or any borrowings under its revolving credit facility, to fund the redemption and discharge of all (i) $500 million aggregate principal amount of its outstanding 4.750% Senior Secured Notes due 2020 (the “4.750% 2020 Notes”); (ii) $1.8 billion aggregate principal amount of its outstanding 6.000% Senior Secured Notes due 2020 (the “6.000% 2020 Notes”); (iii) $850 million aggregate principal amount of its outstanding 4.500% Senior Secured Notes due 2021 (the “4.500% 2021 Notes”); and (iv) $1.05 billion aggregate principal amount of its outstanding 4.375% Senior Secured Notes due 2021 (the “4.375% 2021 Notes”).

Each Indenture contains covenants that, among other things, restrict Tenet’s ability and the ability of its subsidiaries to: incur liens; provide subsidiary guarantees; consummate asset sales; enter into sale and lease-back transactions; or consolidate, merge or sell all or substantially all of their assets, other than in certain transactions between one or more of Tenet’s wholly owned subsidiaries and Tenet. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on Tenet’s ability or the ability of its subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities).

Each Indenture also provides that the Notes may become subject to redemption under certain circumstances, including a change of control (as defined in the applicable Indenture) of Tenet. Prior to September 1, 2021, Tenet may, at its option, redeem the 2024 First Lien Notes in whole or in part, at a redemption price equal to 100% of the principal amount of the 2024 First Lien Notes being redeemed plus the applicable make-whole premium set forth in the 2024 Notes Indenture, together with accrued and unpaid interest. On and after September 1, 2021, Tenet may, at its option, redeem the 2024 First Lien Notes in whole or in part, at certain redemption prices (expressed as percentages of the principal amount thereof) set forth in the 2024 Notes Indenture, together with accrued and unpaid interest. Prior to March 1, 2022, Tenet may, at its option, redeem the 2026 First Lien Notes in whole or in part, at a redemption price equal to 100% of the principal amount of the 2026 First Lien Notes being redeemed plus the applicable make-whole premium set forth in the 2026 Notes Indenture, together with accrued and unpaid interest. On and after March 1, 2022, Tenet may, at its option, redeem the 2026 First Lien Notes in whole or in part, at certain redemption prices (expressed as percentages of the principal amount thereof) set forth in the 2026 Notes Indenture, together with accrued and unpaid interest. Prior to November 1, 2022, Tenet may, at its option, redeem the 2027 First Lien Notes in whole or in part, at a redemption price equal to 100% of the principal amount of the 2027 First Lien Notes being redeemed plus the applicable make-whole premium set forth in the 2027 Notes Indenture, together with accrued and unpaid interest. On and after November 1, 2022, Tenet may, at its option, redeem the 2027 First Lien Notes in whole or in part, at certain redemption prices (expressed as percentages of the principal amount thereof) set forth in the 2027 Notes Indenture, together with accrued and unpaid interest.

In connection with the issuance of the Notes, Tenet also entered into an exchange and registration rights agreement, dated as of August 26, 2019 (the “2024 Notes Registration Rights Agreement”), with Barclays Capital Inc. (“Barclays”) as representative of the other initial purchasers of the 2024 First Lien Notes named therein, an exchange and registration rights agreement, dated as of August 26, 2019 (the “2026 Notes Registration Rights Agreement”), with Barclays as representative of the other initial purchasers of the 2026 First Lien Notes named therein, and an exchange and registration rights agreement, dated as of August 26, 2019 (the “2027 Notes Registration Rights Agreement” and, together with the 2024 Notes Registration Rights Agreement and the 2026 Registration Rights Agreement, the “Registration Rights Agreements” and each a “Registration Rights Agreement”), with Barclays as representative of the other initial purchasers of the 2027 First Lien Notes named therein. Pursuant to each Registration Rights Agreement, in certain circumstances, Tenet has agreed to use commercially reasonable efforts to register the applicable series of Notes with the Securities and Exchange Commission if such series of Notes has not become freely tradable (as defined in the applicable Registration Rights Agreement) on or before the 380th day following the date hereof.

The foregoing is a summary and is qualified by reference to the Base Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the 2024 Notes Registration Rights Agreement, 2026 Notes Registration Rights Agreement and the 2027 Notes Registration Rights Agreements, which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On August 12, 2019, Tenet issued notices of redemption to the holders of all $500 million aggregate principal amount of the 4.750% 2020 Notes, all $1.8 billion aggregate principal amount of the 6.000% 2020 Notes, all $850 million aggregate principal amount of the 4.500% 2021 Notes and all $1.05 billion aggregate principal amount of the 4.375% 2021 Notes. The 4.750% 2020 Notes, the 6.000% 2020 Notes, the 4.500% 2021 Notes and 4.375% 2021 Notes will be redeemed on September 11, 2019.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed as a part of this Report.

Exhibit No.	Description

4.1

Indenture dated as of November 6, 2001, between Tenet and the Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Tenet’s Current Report on Form 8-K, dated November 6, 2001 and filed November 9, 2001).

4.2	Thirty-First Supplemental Indenture dated as of August 26, 2019, among Tenet, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

4.3	Thirty-Second Supplemental Indenture dated as of August 26, 2019, among Tenet, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

4.4	Thirty-Third Supplemental Indenture dated as of August 26, 2019, among Tenet, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

10.1

Exchange and Registration Rights Agreement dated as of August 26, 2019, among Tenet, the guarantors party thereto and Barclays Capital Inc. as representative of the other initial purchasers of the 2024 First Lien Notes named therein.

10.2

Exchange and Registration Rights Agreement dated as of August 26, 2019, among Tenet, the guarantors party thereto and Barclays Capital Inc. as representative of the other initial purchasers of the 2026 First Lien Notes named therein.

10.3

Exchange and Registration Rights Agreement dated as of August 26, 2019, among Tenet, the guarantors party thereto and Barclays Capital Inc. as representative of the other initial purchasers of the 2027 First Lien Notes named therein.

104	Cover page from Tenet Healthcare Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
Date: August 26, 2019

	By:	/s/ Anthony Shoemaker
		Name:	Anthony Shoemaker
		Title:	Vice President, Assistant General Counsel and Corporate Secretary